Exhibit 99.6
                                  ------------
                 Computational Materials and/or ABS Term Sheets

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 Count     SumOfcurrbal
--------------------------
   303      $93,574,494
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 Count     SumOfcurrbal    ZIP          CITY       % of Aggregate     WA FICO
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    54      $18,637,378  ________  LOS ANGELES              2.87%         686
    66      $17,624,791  ________  LAS VEGAS                2.71%         680
    36      $10,475,743  ________  SACRAMENTO               1.61%         688
    32       $8,255,104  ________  CHICAGO                  1.27%         685
    34       $8,198,992  ________  MIAMI                    1.26%         682
    14       $7,036,300  ________  ANAHEIM                  1.08%         686
    19       $6,219,024  ________  FONTANA                  0.96%         685
    15       $5,922,800  ________  CORONA                   0.91%         692
    14       $5,753,506  ________  SANTA ANA                0.89%         689
    19       $5,450,856  ________  RIVERSIDE                0.84%         684